SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 28, 1998


                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635

           Delaware                                      33-0326866
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation or organization)


                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 4.  Changes in Registrant's Certifying Accountant

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Signature


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 28, 1998, Ernst & Young LLP ("E&Y") resigned as the principal independent accountant of Genta Incorporated (the "Registrant").

         E&Y's auditor's reports on the financial statements of the Registrant for the years ended December 31, 1997 and December 31, 1996 each contained a separate explanatory paragraph stating that the Registrant has suffered recurring losses which raise substantial doubt as to the Registrant's ability to continue as a going concern.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events listed in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of E&Y.

         The Registrant has begun the process of seeking to retain an accounting firm to audit the Registrant's consolidated financial statements for the current fiscal year ending December 31, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

16. Letter of Ernst & Young LLP, dated October 28, 1998, to Genta Incorporated.

23. Letter of Ernst & Young LLP, dated November 2, 1998, to the Securities and Exchange Commission.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   GENTA INCORPORATED



Date: November 3, 1998                            /s/ Kenneth G. Kasses, Ph.D.
                                                  ----------------------------
                                                  Kenneth G. Kasses, Ph.D.
                                                  President, Chief
                                                  Executive Officer and
                                                  Chairman of the Board


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